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                                ING MUTUAL FUNDS
                                ING Russia Fund
                         ING Global Equity Dividend Fund

                       Supplement Dated November 19, 2004
             to the Class A, Class B, Class C and Class M Prospectus
                               Dated March 1, 2004

EFFECTIVE IMMEDIATELY, the following changes will be made to the Prospectus:

1) The investment strategy section on page 16 is hereby deleted and replaced with the following revised disclosure:


     INVESTMENT STRATEGY

     The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser manages the Fund as a core equity product investing primarily in Russian companies and is not constrained by a particular investment style or market capitalization. It may invest in "growth" or "value" securities. The Sub-Adviser seeks to invest in companies that are undervalued by the market because their pace of development and earnings growth has been underestimated. The Sub-Adviser also seeks to invest in companies that it believes will experience growth in revenue and profits. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities.

     The Fund may also invest in the equity securities of companies located outside of Russia, including those companies located in the former Soviet Union. The Fund may invest up to 10% of its assets in other investment companies.

     The criteria used by the Fund to determine whether an issuer is based in Russia include: the issuer is organized in Russia; the principal securities market for the issuer is Russia; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Russia; or at least 50% of the issuer's assets are located in Russia.

     The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

     The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


2)   The following risk is added to the section entitled "Risks" on page 16:

     OTHER INVESTMENT COMPANIES - The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

3) The risk entitled "Other Investment Companies" on page 44 is hereby deleted and replaced with the following:
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         OTHER INVESTMENT COMPANIES (ING FOREIGN FUND AND ING RUSSIA FUND). To
         the extent permitted by the Investment Company Act of 1940, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities fluctuate in response to activities of an individual company or in response to general market and/or economic conditions.

4) ING Global Equity Dividend Fund will now pay dividends on a quarterly basis. Therefore, the section entitled "Dividends, Distributions and Taxes - Dividends" on page 42 is hereby deleted and replaced with the following:

         The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. Each Fund pays dividends and capital gains, if any, annually (except ING Global Real Estate Fund and ING Global Equity Dividend Fund which pays dividends and capital gains, if any, quarterly).

EFFECTIVE JANUARY 1, 2005, Frits Moolhuizen will no longer be a member of the portfolio management team. Therefore, the disclosure in the section entitled "Management of the Funds - ING Russia Fund" on page 39 is deleted in its entirety and replaced with the following:

         Samuel Oubadia, Senior Portfolio Manager, has served as co-manager of the portfolio management team that manages the Russia Fund since January 2001. Mr. Oubadia has seven years experience in portfolio management. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined ING Investment Management Advisors B.V. ("IIMA") in September 1996 when he was the Senior Equity Manager at IIMA's office in Prague in the Czech Republic. He joined IIMA's global emerging markets team in January 1998.

         Michiel Bootsma has served as co-manager of the portfolio management team that manages the Fund since December 2002. Mr. Bootsma is Senior Investment Manager, Emerging Market Equities and co-manages international portfolios in the EMEA (Eastern Europe, Middle East and Africa) universe. Mr. Bootsma joined IIMA in 1997 in the Regional Management Europe department as a portfolio manager.
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         Jan-Wim Derks, whose background is described above, has served as a member of the portfolio management team that manages the Fund since January 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE